Supplement Dated May 8, 2009

PRIMARY FUND

U.S. TREASURY FUND

of the Reserve Fund

RESERVE YIELD PLUS FUND

of the Reserve Short-Term Investment Trust

The following disclosure updates the current Prospectus for each fund of the Reserve Fund and Reserve Short-Term Investment Trust named above (each, a “Fund”).

On May 5, 2009, the Securities and Exchange Commission (“SEC”) filed a civil action in the United States District Court for the Southern District of New York alleging violations of the antifraud provisions of the federal securities laws against:  (i) Reserve Management Company, Inc. (“RMCI”), the investment adviser to each Fund; (ii) Resrv Partners Inc. (“Resrv”), the distributor for each Fund; (iii) Bruce Bent, President and Chairman of the Board of each Fund, President of RMCI and Chairman of Resrv; and (iv) Bruce Bent II, Co-Chief Executive Officer of each Fund, Senior Vice President of RMCI and Vice Chairman, Secretary and Assistant Treasurer of Resrv.  According to the complaint, the defendants engaged in a systematic campaign to deceive the investing public into believing that the Primary Fund was safe and secure despite its holdings of Lehman Brothers Holdings Inc.  The defendants have stated that they intend to vigorously defend themselves against the claims.

The complaint asserts claims for relief:  (i) under the Securities Exchange Act of 1934 (“1934 Act”), including specifically Section 10(b) (and Rule 10b-5 thereunder) against RMCI, Resrv, Bruce Bent and Bruce Bent II and Section 20(a) against Bruce Bent and Bruce Bent II as “control persons” of RMCI; (ii) under the Securities Act of 1933, including specifically Section 17(a) against RMCI, Resrv, and Bruce Bent II; and (iii) under the Investment Advisers Act of 1940, including specifically Section 206(1), (2), and (4) (and Rule 206(4)-8 thereunder) against RMCI, Bruce Bent, and Bruce Bent II.

The Primary Fund is named as a “relief defendant” in the same action.  The complaint requests relief pursuant to Section 25(c) of the Investment Company Act of 1940 and Section 21(d)(5) of the 1934 Act to enjoin the Primary Fund’s Plan of Liquidation and require the Fund to distribute all of its assets pro rata for all redeemed shares for which shareholders have not yet been fully paid.  The SEC has sought additional relief to attempt to (i) expedite payments to shareholders, (ii) limit the commencement of additional actions against Primary Fund assets, and (iii) appoint a monitor with the responsibility for oversight of the liquidation and distribution of the Primary Fund’s assets.  The relief sought is subject to court approval and will involve a court process — the timing or result of which cannot be predicted.  The Primary Fund intends to cooperate fully with the SEC in this matter and supports the goals of avoiding dissipation of assets and fair treatment of investors.

Further information concerning the details of the SEC’s action and the related complaint can be found on the SEC’s website at http://www.sec.gov/news/press/2009/2009-104.htm.

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